File Nos. 33-35156 and 811-6113
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                 FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/

                       Pre-Effective Amendment No. __
                     Post-Effective Amendment No. 13  X

                                   and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT  OF 1940     /X/

                            Amendment No. 14  /X/
                      (Check appropriate box or boxes)

                     THE CALDWELL & ORKIN FUNDS, INC.
                 (Address of Principal Executive Offices)

     Registrant's Telephone Number, including Area Code: (404) 239-0707

   Michael B. Orkin, 2050 Tower Place, 3340 Peachtree Road, NE, Atlanta,
                                  Georgia 30326

                  (Name and Address of Agent for Service)

   With copy to:  Reinaldo Pascual, Esq., Kilpatrick Stockton LLP,
                  1100 Peachtree Street, Suite 2800, Atlanta, Georgia  30309

                       Release Date: August 31, 1999

   It is proposed that this filing will become effective:

   ________ immediately upon filing pursuant to paragraph (b)   ________ on ___ pursuant to paragraph (b) of Rule 485
   __/X/___ 60 days after filing pursuant to paragraph (a)      ________ on (date) pursuant to paragraph (a) of Rule 485
   ________ 75 days after filing pursuant to paragraph (a)(2)   ________ on (date) pursuant to paragraph (a)(2) of Rule 485

        TITLE OF SECURITIES BEING REGISTERED:  Common Stock, par value
                                $________ per share

   The Registrant hereby registers an indefinite number of securities under Rule 24f-2 of the Investment Company Act of 1940.

                 THE CALDWELL & ORKIN FUNDS, INC.
                      CROSS REFERENCE SHEET
                            FORM N-1A


ITEM             SECTION IN PROSPECTUS

1 . . . . . .    Cover Pages
2 . . . . . .    Summary of Important Information, Principal
                 Investment Objectives and Strategies;
                 Principal Risks of Investing in the Fund
3 . . . . . .    Fees and Expenses of the Fund
4 . . . . . .    Principal Investment Objectives and Strategies
5 . . . . . .    Financial Highlights
6 . . . . . .    Management of the Fund
7 . . . . . .    Net Asset Value; Purchase of Shares,
                 Redemption of Shares; Distributions and
                 Federal Taxes
8 . . . . . .    None
9 . . . . . .    Financial Highlights

ITEM             SECTION IN STATEMENT OF ADDITIONAL INFORMATION

10  . . . . .    Cover Page
11  . . . . .    Table of Contents
12  . . . . .    The Fund
13  . . . . .    Investment Objectives, Policies and Risk
                 Consideration and Investment Restrictions
                 Trustees and Officers
14  . . . . .    Management of the Fund
15  . . . . .    Management of the Fund and General Information
16  . . . . .    Management of the Fund, The Distributor, and
                 General Information
17  . . . . .    Portfolio Transactions and Brokerage
                 Allocation
18  . . . . .    General Information
19  . . . . .    Determination of Net Asset Value, Purchase of
                 Shares, the Distributor, Redemption of Shares
                 and Shareholder Services
20  . . . . .    Dividends, Distributions and Taxes
21  . . . . .    The Distributor, Purchase of Shares, and
                 Redemption of Shares
22  . . . . .    Performance Information
23  . . . . .    Report of Independent Public Accountants,
                 Financial Statements

                                         THE

                                  CALDWELL & ORKIN
                               MARKET OPPORTUNITY FUND

                                A NO-LOAD MUTUAL FUND


                                      PROSPECTUS
                                   August 31, 1999


                                     Managed By:

                              C & O FUNDS ADVISOR, INC.
                                   2050 Tower Place
                               3340 Peachtree Road, NE
                                Atlanta, Georgia 30326

              (800) 237-7073                                   (404) 239-0707


                           TABLE OF CONTENTS

SUMMARY OF IMPORTANT INFORMATION  . . . . . . . . . . . . . . . . . . . . . .2
    PRINCIPAL RISKS OF INVESTING IN THE FUND  . . . . . . . . . . . . . . . .3
    PAST PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
    FEES AND EXPENSES OF THE FUND . . . . . . . . . . . . . . . . . . . . . .5
    FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . .6
    INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUND  . . . . . . . . . . . .7
    TEMPORARY DEFENSIVE POSITIONS . . . . . . . . . . . . . . . . . . . . . .9
    PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . . . . . . . .9
    YEAR 2000 READINESS . . . . . . . . . . . . . . . . . . . . . . . . . . .9
    MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . .10
    PURCHASE OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . .10
    REDEEMING YOUR SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .12
    DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
    FEDERAL TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
    NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
    ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . .15

========================================================================
|        These securities have not been approved or disapproved by the  |
|Securities and Exchange Commission or any state securities commission | |nor has the Securities and Exchange Commission or any state securities | |commission passed upon the accuracy or adequacy of this prospectus. |
|Any representation to the contrary is a criminal offense.              |
========================================================================

                 SUMMARY OF IMPORTANT INFORMATION


   THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND'S OBJECTIVE IS
   TO PROVIDE CAPITAL GROWTH AND PRESERVATION THROUGH INVESTMENT
   SELECTION AND ASSET ALLOCATION.


PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGY. The Caldwell & Orkin Market Opportunity Fund's objective is to provide long term capital growth with a short term focus on capital preservation through investment selection and asset allocation. Current income is only an incidental consideration. The Fund seeks to outperform the stock market over the long- term, as measured by indices such as the NASDAQ Composite and the S&P 500 with Income.

The Manager attempts to achieve its objectives by diversifying the Fund's portfolio among common stocks and other equity securities, corporate bonds and notes, agencies and convertibles, and U.S. government obligations and cash equivalent securities. The Fund's asset allocation is established by the Manager and will be modified regularly based on current market conditions.


   A SHORT SALE (INVESTING IN A SHORT POSITION) IS ESTABLISHED BY SELLING BORROWED SHARES AND ATTEMPTING TO BUY THEM BACK AT A LOWER PRICE. BORROWED SHARES MUST BE REPAID (I.E., SHORT POSITIONS MUST BE "COVERED") WHETHER OR NOT THE STOCK PRICE DECLINES.


The Fund which means emphasizes equity investments and may invest in companies of any size, so the Fund may have a substantial majority of its assets invested in stocks of companies of varying sizes at any time (90-100%). Investors should note that the Fund's equity investments typically include short sales (short equity positions) in an effort to protect assets, limit downside risk, and potentially profit from a declining stock market or an anticipated decline in
one or more particular stocks.   The Fund may hold short
equity positions whose aggregate value may equal up to 60% of the Fund's net assets.

THE MANAGER. C&O Funds Advisor, Inc. (the "Manager") acts as the
Fund's investment adviser. The Manager is an investment counseling firm located in Atlanta, Georgia and is a wholly-owned subsidiary of Caldwell & Orkin, Inc., an investment management firm with approximately $550 million in assets under management.

PURCHASES OF SHARES. Currently, the Fund is generally closed to new investment, with the exception of shareholders who are invested directly in the Fund and not through a broker-dealer.

REDEEMING YOUR SHARES. Shares may be redeemed at any time. However, in some cases, shareholders will be charged a 2% redemption fee as a percentage of the amount redeemed upon the redemption of shares where the redemption occurs within a six-month period following the issuance of such shares.

           PRINCIPAL RISKS OF INVESTING IN THE FUND

     An investment in the Fund carries risk, and you may lose money on your investment. The Fund uses aggressive investment strategies that have the potential for yielding high returns; however, these strategies may also result in losses. The Fund seeks long-term capital growth and should not be used to meet short-term needs.
Investors should consider the Fund as a vehicle to balance their total investment program risks.

     The principal risks of investing in the Fund are:

     * Market risk - Stock prices are volatile. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects. During a recession or a bear market, all stock mutual funds will likely lose money. Investors should note, however, that the Fund's use of short sales may cause the Fund to fluctuate independently of stock market indices such as the S&P 500 and the NASDAQ.

     * Short sale risk -- In an effort to protect assets, limit downside risk, and potentially profit from a declining stock market or an anticipated decline in one or more particular stocks, the Fund typically establishes short positions in securities. As described previously, a short position is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be "covered") whether or not the stock price declines. If the Fund covers its short positions with shares purchased at higher prices than the prices at which the borrowed stock was sold, then the Fund will incur a loss. In a rising market, the Fund may lose value on its short sales.

     * Interest rate risk - Increases in interest rates may lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices may decline when investors anticipate or experience rising interest rates. Falling short-term interest rates may also cause income from short term money market instruments in which the Fund is invested to decline.

     * Business risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

     * Small company risk - Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than do larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

     * Market valuation risk - Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

     * Political risk - Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry. For example, during the past two years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition and prosper under deregulation, while other companies will mismanage the process and do poorly.

                                  Past Performance

The bar chart and tables below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare to those of a broad-based securities market index. As with all mutual funds, past performance may not be a good indicator of how the Fund will perform in the future.

[INSERT GRAPHIC REGARDING CALENDAR YEARS 1992-98]

                                                     Since Active Management
                          Life of Fund                      Commenced*
                          ------------               -----------------------

   Best Quarter:    4th Quarter 1992    18.45%     4th Quarter 1992      18.45%
   Worst Quarter:   2nd Quarter 1992    -8.94%     1st Quarter 1995      -1.20%

================================================================================

   Average annual total return as of 4/30/1999**

                                                         Since Active Management
                                 1 Year  Life of Fund          Commenced *

   Market Opportunity Fund       22.44%     17.57%                20.62%
   S&P 500 with Income           28.58%     19.22%                21.51%
   NASDAQ Composite              39.63%     21.59%                24.1%
-------------------------------------------------------------------------------

   * The Fund provides performance return information since August 24, 1992 because the Fund was managed with a different investment objective and strategy (namely, passive investment in the 100 largest industrial common stocks listed on the NASDAQ National Market System) prior to that time. The Fund changed investment objectives to capital growth and capital preservation through active investment selection and allocation August 24, 1992.

  ** The table compares the Fund's performance over time to that of the S&P 500. The S&P 500 is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. The NASDAQ Composite is a market-value weighted index that includes all of the stocks listed on the NASDAQ National Market System.

                     FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. We based the expense information on expenses from the last fiscal year for the Fund.
Actual expenses may be different from those shown.

          SHAREHOLDER TRANSACTION FEES

          Redemption fee (as a percentage of amount redeemed).......  2.00% <F1>


          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from assets)

          Management fees...........................................  0.78% <F2>
          12b-1 expenses............................................  None
          Other expenses
               Operating expenses...................................  0.11%
               Dividend Expense on Short Sales of Securities........  0.49% <F3>

          Total Fund Operating Expenses.............................  1.38%
[FN]
<F1>The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares. The redemption fee will be imposed on shares purchased on or after October 1, 1997. For complete information about the redemption fee, see "Redeeming Your Shares."

<F2>The Fund's Management Agreement provides for compensation to the
Manager at the annual rates of 0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; 0.50% of average daily net assets in excess of $500 million.

<F3>SEC Regulation S-X Rule 6-03(g) requires cash dividends declared on stocks for which the Fund reflects a short position as of the record date to be recognized as an expense on the ex-dividend date.

Example
-------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 year          3 years          5 years         10 years
   ------          -------          -------         --------

    $141            $440             $760            $1666

The Fund is a no-load fund, so you do not pay any sales charge or commission when you buy or sell shares. If you buy or sell shares through a broker, however, you may be charged a fee by that broker. The Fund does not have a 12b-1 Plan.

                        FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report along with the Fund's financial statements are included in the Fund's annual report, a copy of which is available without charge from the Fund.

                                                                     Years Ended April 30,


                                                       1999      1998       1997      1996       1995
                                                       -----     ----       ----      ----       ----
Net Asset Value,                                      $18.68  $15.77     $14.49    $11.35     $12.26

Beginning of Year

Income from Investment Operations:                      0.53     0.25       0.22      0.27       0.54
  Net Investment Income (Loss)*
  Net Gains or Losses on Securities (both               3.08     3.75       2.95      3.31       (.81)
  Realized and Unrealized)                             ------   ------    ------     -----      -----
Total from Investment Operations                        3.61     4.00       3.17      3.58       (.27)

Less Distributions:

  Dividends from Net Investment Income                 (0.42)  (0.21)     (0.24)    (0.44)      (0.41)
  Distributions from Capital Gains                     (0.75)  (0.88)     (1.65)       -        (0.23)
Total Distributions                                    -----   -----      -----     -----       -----
                                                       (1.17)  (1.09)     (1.89)    (0.44)      (0.64)

Net Asset Value, End of Year                          $21.12  $18.68     $15.77    $14.49      $11.35
                                                      ======  ======     ======    ======      ======

Total Return                                           19.43%  25.77%     23.24%    31.80%     (2.28)%

Ratios and Supplemental Data:
   Net Assets, End of Year (in $000's)               $397,036 $157,823   $60,632    $38,030    $32,261

Ratios to average net assets:
   Expenses before dividends on
   securities sold short (After
   Reimbursement)                                      0.89%    1.17%     1.26%     1.38%       1.18%

   Expenses from dividends sold short                  0.49%    0.05%     0.08%     0.18%       0.45%
                                                      ------    ----      ----      ----        ----
Total expenses (After Reimbursement)                   1.38%    1.22%     1.34%     1.56%       1.63%
Total expenses (Before Reimbursement)                  1.38%    1.22%     1.34%     1.56%       1.79%
Net investment income (loss)                           3.21%    2.54%     2.01%     1.94%       3.55%
Portfolio Turnover Rate                                378%      200%      229%      222%        331%

--------------------------
* Had the Distributor and Manager not waived a portion of the expenses, net investment income (loss) per share would have been $.52 for the year ended April 30, 1995. No expenses were waived for the years ended April 30, 1999, 1998, 1997 and 1996.

              INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUND


   THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND'S OBJECTIVE IS
   TO PROVIDE LONG TERM CAPITAL GROWTH WITH A SHORT TERM FOCUS
   ON CAPITAL PRESERVATION THROUGH INVESTMENT SELECTION AND
   ASSET ALLOCATION.


The Caldwell & Orkin Market Opportunity Fund's objective is to provide long term capital growth with a short term focus on capital preservation through investment selection and asset allocation. Current income is only an incidental consideration. The Fund seeks to outperform the stock market over the long- term, as measured by indices such as the NASDAQ and the S&P 500.

The Manager attempts to achieve the Fund's investment objective by diversifying the Fund's portfolio among common stocks and other equity securities, corporate bonds and notes, agencies and convertibles, and U.S. government obligations and cash equivalent securities. The Fund's asset allocation is established by the Manager and will be modified regularly based on current market conditions.

The Fund typically emphasizes equity investments and may invest in companies of any size, which means the Fund may have a substantial majority of its assets invested in stocks of companies of varying sizes at any time (90-100%). Investors should note that the Fund's equity investments typically include short sales (short equity positions) in an effort to protect assets, limit downside risk, and potentially profit from a declining stock market or an anticipated decline in one or more particular stocks.The Fund may hold short equity positions whose aggregate value may equal up to 60% of the Fund's net assets.

Investors should note that some of the Fund's management techniques (such as asset allocation and short sales of securities) may cause the Fund's performance to deviate from that of market indices such as the S&P 500 or the NASDAQ Composite. For example, a high level of cash or a large short position during a declining market could result in the Fund's performance being more favorable relative to market indices. Conversely, due to a large cash or short position the Fund may not participate in market advances and Fund performance could possibly lag market indices. Therefore, the Fund is intended to be a long-term investment vehicle and should not be used to meet short-term needs.

   THE UNDERLYING GOAL OF THE MANAGER'S PHILOSOPHY IS TO
   DELIVER A COMBINATION OF SUPERIOR LONG- TERM CAPITAL GROWTH
   WITH A SHORT- TERM FOCUS ON CAPITAL PRESERVATION


INVESTMENT PHILOSOPHY. The underlying goal of the Manager's investment philosophy is to deliver a combination of superior long-term capital growth with a short-term focus on capital preservation. In order to achieve these results, a multifactor decision making process is applied to both stock selection and asset allocation. The Manager has developed this flexible approach which takes into consideration the volatile nature of the markets. Although the goal is strong performance, the Manager believes that to achieve solid returns over time, attention must be paid to how those returns are attained. Thus, the Manager focuses on perceived risk, not just on return.


   THE MANAGER FOCUSES ON "CHANGE" IN STOCK SELECTION

STOCK SELECTION. The Manager focuses on "change" when selecting stocks. "Change" in its broadest context leads to shifts in fundamentals and expectations. The Manager studies a variety of factors (qualitative as well as quantitative) to identify the best opportunities either for a long position or a short position. Recognizing that different factors are significant for different companies, the Manager determines which factors are expected to impact stock prices and acts accordingly. Examples of factors considered in stock selection include management, earnings growth, and industry variables.

   ASSET ALLOCATION IS USED TO PURSUE THE GOAL OF CONTROLLING
   RISK AND IMPROVING RETURNS.


ASSET ALLOCATION. Asset allocation is used to pursue the goal of controlling risk and improving returns. The Manager determines the percentage of the Fund's assets devoted to long equity positions, short equity positions, bonds, and cash equivalents. To help determine asset allocation, several major factors are used: economic liquidity, inflation, valuation, sentiment, supply/demand, global currents and momentum/breadth. Economic liquidity and inflation are the most important in identifying trends.
They demonstrate varying degrees of cause and effect relationships with stock price movements. The remaining variables are more correlative in nature and become important at extremes.

   THE MANAGER'S MULTI-DIMENSIONAL APPROACH IS DYNAMIC AS WELL
   AS FLEXIBLE IN TERMS OF THE CHANGING EMPHASIS OF THE
   MARKETS.

Each of the major factors used by the Manager in determining asset allocation for the Fund are described below.

   * Economic Liquidity - The relationship between liquidity or money supply and economic growth. Bullish when money supply increases faster than the economy - excess economic liquidity flows into stocks and bonds. Bearish when the economy grows faster than money supply
        - money is withdrawn from financial assets to purchase plant, equipment and other products.

   * Inflation - A measure of the cost of living. Bullish for stocks when falling, yet remains positive. Bearish for stocks when rising or if negative.

   * Valuation - Various measures to determine whether stocks are cheap or expensive based on historic norms. Usually equities remain cheap or expensive over long periods of time depending on the investing environment. "Green flag" when cheap. "Red flag" when expensive.

   * Sentiment - Surveys taken to determine if investors are feeling positive or negative about financial assets.
        Bullish when too many investors are pessimistic.
        Bearish when too many investors are optimistic.

   * Supply/Demand - The relationship between stock supply (increases with initial public and secondary offerings, decreases with stock buy backs and insider purchases) and demand. Bullish with low supply and high demand of stock. Bearish in the reverse.

   * Momentum/Breadth - The action (trend, speed and breadth) of general security price movements. Bullish when markets move in gradual uptrend (price momentum) with most stocks moving up (broad breadth). Bearish when the opposite occurs.

   * Global Currents - The same broad array of factors described above applied on a global basis to determine their impact on domestic financial markets.

                  TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

                        PORTFOLIO TURNOVER

The Fund's disciplined investment style and use of certain risk control strategies may result in higher- than-average portfolio turnover. The rate of portfolio turnover will not be a limiting factor when the Fund's Manager deems change appropriate and in the best interest of the Fund's shareholders. Portfolio turnover results from a change of the securities held by the Fund and involves expense to the Fund in the form of brokerage commissions and other transaction costs. Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders. The Fund's turnover rate will generally exceed 100% per year.

                       YEAR 2000 READINESS

Many computers will not be able to process date-related information on or after January 1, 2000, due to the manner in which those systems encode the year 2000. The Fund recognizes the many aspects of the Year 2000 (Y2K) issue, and it is working hard to prevent any disruption in the Fund's business operations due to Y2K-related problems caused by either its internal systems or the computer systems of third-party external service providers. Further, the Fund recognizes that many of the issuers of securities invests in may also be substantially affected by Y2K-related problems. Accordingly, the Fund's Manager is carefully reviewing Y2K disclosures made by the companies representing the Fund's current long positions.

While the Fund is taking steps to reduce the risks associated with Y2K-related computer problems, the Fund's internal systems and/or the systems of its service providers may still be affected. Also, it is not possible to protect against misleading or incomplete disclosures by the companies the Fund invests in. Any negative affects may adversely impact the Fund. The Fund is treating the Y2K matter seriously, and will continue to allocate the resources necessary to address Y2K issues. However, the Fund cannot give any assurances that Y2K-related problems will not arise.

                           MANAGEMENT OF THE FUND

   THE RESPONSIBILITY FOR MAKING DECISIONS TO BUY, SELL OR HOLD
   A PARTICULAR SECURITY RESTS WITH THE FUND'S MANAGER, C&O
   FUNDS ADVISOR, INC.,  SUBJECT TO REVIEW BY THE FUND'S BOARD
   OF DIRECTORS.


C&O Funds Advisor, Inc. (the "Manager") manages the Fund's investment portfolio on a daily basis, subject to review by the Fund's Board of Directors. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. ("C&O, Inc."). C&O, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and has funds under management of approximately $550 million. The Manager is an independent investment counseling firm with its offices located at 2050 Tower Place, 3340 Peachtree Road, NE, Atlanta, Georgia 30326.

For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

     Annualized Percentage of
     Average Daily Net Assets                   Asset Level
     ------------------------                   -----------
               .90%                          $0 - $100,000,000
               .80%                     $100,000,001-$200,000,000
               .70%                     $200,000,001-$300,000,000
               .60%                     $300,000,001-$500,000,000
               .50%                          over $500,000,001

Michael B. Orkin, the sole owner of C&O, Inc., has been primarily responsible for the day-to-day management of the Fund's portfolio since August 24, 1992. Mr. Orkin is President and Chief Executive Officer of Caldwell & Orkin, Inc. Prior to his current position, he was an assistant portfolio manager with Pacific Equity Management, as well as an analyst for both Oppenheimer Capital Corporation and Ned Davis Research. He graduated from Vanderbilt University with a B.S. in Economics and earned an MBA in Finance from the University of Chicago Graduate School of Business. Mr. Orkin is a Chartered Financial Analyst.

                             PURCHASE OF SHARES

RESTRICTIONS ON PURCHASES OF SHARES. The Fund has been generally closed to new investment since the close of business on August 27, 1998. However, shareholders who are invested directly in the Fund (i.e., not through the Omnibus account of a broker-dealer) ("Direct Shareholders") may (a) purchase additional shares of the Fund for their accounts, subject to a minimum additional investment of $100,
(b) reinvest dividends and capital gains in their accounts, and (c) purchase Fund shares in another account under the same social security number subject to the minimum investment that was required when the Direct Shareholder's initial account was opened. Additionally, the spouse and children of Direct Shareholders who share a common address with such Direct Shareholder may purchase Fund shares directly from the Fund, subject to the minimum investment that was required when the Direct Shareholder's initial account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an Individual Retirement Account ("IRA"), other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.

Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund's Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. are not subject to any minimum initial investment requirement and may open new accounts directly with the Fund regardless of whether they are current shareholders.

The Fund is closed to both new and additional investment through Omnibus accounts (which includes discount brokerage accounts). However, shareholders of the Fund invested through Omnibus accounts, Financial Advisors that invest their client's assets in the Fund through Omnibus accounts and qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may reinvest dividends and capital gains using existing Omnibus accounts. In addition, Caldwell & Orkin, Inc. may invest assets of its current and future clients in the Fund through Omnibus accounts. Shareholders invested through Omnibus accounts may also open a direct account with the Fund.

Notwithstanding the foregoing restrictions, minimum purchase requirements and exceptions set forth above, the Fund may determine, in its sole discretion, to accept or reject any request to purchase shares of the Fund.

HOW TO PURCHASE SHARES. Eligible purchases of shares are priced at the next Net Asset Value (NAV) after a completed order is received. Eligible purchases of shares may be made directly from the Fund by sending a completed application and a check in the amount of your investment made out to the Caldwell & Orkin Market Opportunity Fund to:

      Regular Mail:               Overnight Delivery:

 Caldwell & Orkin Market         Caldwell & Orkin Market
    Opportunity Fund               Opportunity Fund
   c/o Countrywide Fund           c/o Countrywide Fund
     Services, Inc.,                Services, Inc.
      P.O. Box 5354          312 Walnut Street 21st Floor
Cincinnati, Ohio 45201-5354     Cincinnati, Ohio  45202
                                     (513) 629-2000

Eligible purchases must be made in amounts that meet applicable
minimum investment requirements.   All investments must be in U.S.
dollars. Third-party checks generally are not accepted. You may also wire an investment to the Fund by wiring federal funds as follows:

           Fifth Third Bank Cincinnati ABA #042000314
            For Caldwell & Orkin FFC Acct. #713-76953
         To: (Insert the Shareholder Name and Account #)

If your wire investment is for a new account, you must forward your completed account application to the Fund at its regular mailing address above. Please note that your bank may charge a fee for wiring services, and the Fund is not responsible for delays in the wiring system.

Purchases through Broker-Dealers. If the Fund reopens to investment through broker-dealers, then you may also invest in the Fund through an NASD-registered broker-dealer, rather than investing directly. Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing. For purchases of shares through a broker, orders are deemed to have been received by the Fund when the order is received in good order by the broker, and are executed at the next determined NAV after such receipt by the broker or the broker's authorized designee.

AUTOMATIC INVESTMENT PLAN. An Automatic Investment Plan is available for eligible purchases of Fund shares by shareholders of the Fund who wish to automatically invest a specific amount of money on a regular basis after satisfying the initial purchase requirements. A shareholder may authorize the Transfer Agent to automatically debit his or her bank account on a monthly basis. Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month. If the 15th falls on a weekend or holiday, the account will be debited on the previous business day. Shareholders may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.

                         REDEEMING YOUR SHARES

     We will buy back (redeem) your shares at the current NAV on the day we receive a valid request for redemption. In order to discourage short term trading and to reduce the cost of account turnover to shareholders, a redemption fee of 2% of the value of the shares to be redeemed will be imposed on accounts of shareholders who have held their shares for less than six months. These fees will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager. No redemption fee is charged by the Fund on redemptions of shares in Omnibus accounts, but your broker-dealer may charge additional or different fees for redeeming shares not described in this Prospectus.

     You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

                 Caldwell & Orkin Market Opportunity Fund
                   c/o Countrywide Fund Services, Inc.,
                               P.O. Box 5354
                       Cincinnati, Ohio 45201-5354.

   A SIGNATURE GUARANTEE HELPS PROTEST AGAINST FRAUD.  YOU CAN
   ONE FROM MOST BANKS OR SECURITIES DEALERS, BUT NOT FROM A NOTARY PUBLIC. FOR JOINT ACCOUNTS, EACH SIGNATURE MUST BE GUARANTEED. PLEASE CALL US TO ENSURE THAT YOUR SIGNATURE GUARANTEE WILL BE PROCESSED CORRECTLY.

If you request sales proceeds via wire redemption, please note that a signature guarantee is required and a fee for the wiring service will be deducted from your redemption proceeds. A signature guarantee is also required for any withdrawal which is mailed to another address or person that is not the address or person of record.

If you have elected to establish telephone redemption privileges for your account (see Regular Account Application), then you also may redeem shares by calling the Transfer Agent at (800) 467-7903 before 4:00 p.m. (Eastern Time) on any day the New York Stock Exchange is
open for business.   Telephone redemption proceeds may be wired only
if wiring instructions have been provided on the your initial Regular Account Application, on a Telephone Redemption Privileges form, or if wiring instructions are provided, signature guaranteed, at any other time.

You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption
proceeds.   The Transfer Agent employs reasonable procedures in an
effort to confirm the authenticity of telephone instructions. The Transfer Agent's records of telephone redemption are binding. If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable.

Telephone redemption is not available for shares held in IRA or other tax deferred accounts or if proceeds are to be sent to an address other than the address of record. Furthermore, if any shares being redeemed are represented by certificates, telephone redemption is not available.

If you invested in the Fund through a broker-dealer other than the Fund's Distributor, you will need to contact your broker-dealer to redeem your shares. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

              ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

SMALL ACCOUNTS. Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, the Fund reserves the right to liquidate your account if, as a result of redemptions or transfers (but not required IRA distributions), your account's balance falls below the minimum investment that was required when your account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. If your account is not increased to the required level after a sixty (60) day cure period then the Fund may, at its discretion, liquidate the account.

TELEPHONE PURCHASES BY SECURITIES FIRMS. If the Fund reopens to investment through broker-dealers, then the minimum investment brokerage firms that are NASD members may telephone the Fund's at
(800) 467-7903 and buy shares for investors who have investments in either Fund through the brokerage firm's account with the applicable Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund's Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or a Fund fails to follow these established procedures, they may be liable. The Fund may modify or terminate these telephone privileges at any time.

MISCELLANEOUS.  The Fund reserves the right to:

*terminate or modify any of the procedures for purchasing or redeeming shares at any time;
*refuse to accept or determine to accept any request to purchase shares of the Fund for any reason;
*refuse any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; *delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
*if it deems it appropriate to process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").

                               DISTRIBUTIONS

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

                               FEDERAL TAXES

Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income. Additionally, any capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained.

Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares. The Fund will provide its shareholders with a written notice as to the amounts of any dividends or capital gains distributions no later than 60 days after the close of its taxable year. If you redeem your Fund shares you will have a short or long-term capital gain or loss depending upon the amount of time you owned the shares.

Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the applicability of state, local, and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                          NET ASSET VALUE

The net asset value (NAV) of the Fund's shares is determined once daily as of 4:00 p.m. (Eastern Standard Time) every day the New York Stock Exchange is open for trading. The Fund will also determine its NAV once daily every day there is sufficient trading in its portfolio of securities that the net asset value might be materially affected.

The price of each holding in the Fund's portfolio is based on the closing price. However, if a holding did not trade that day, the last bid price is used for a value instead. The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund's Board of Directors. Money market securities with a remaining maturity of sixty
(60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

The Fund's current NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.

                           ADDITIONAL INFORMATION

Each shareholder who purchases shares directly from the Fund through its Distributor, CW Funds Distributor, Inc., has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.


On a semi-annual basis, the Manager will send investors a report which will include a performance summary, security positions in the Fund and a letter regarding the Fund's results.

Inquiries regarding a direct shareholder's investment account may be made to the Fund's Transfer Agent using the address on the back of this Prospectus. Additionally, shareholders who purchase Fund shares directly from the Fund's Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling
(800) 467-7903. All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can obtain a copy of the Fund's SAI, or the Fund's annual or semi-annual reports to shareholders by request and without charge by contacting the Fund at 1-800-237-7073 or in writing to The Caldwell & Orkin Market Opportunity Fund, 2050 Tower Place, 3340 Peachtree Road,
Atlanta GA  30326.

You can also obtain these documents, and other information about the Fund from the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (1-800-SEC-0330). You may request documents by mail from the SEC by writing to Securities and Exchange Commission, Public Reference Section,
Washington, D.C. 20549-6009. The SEC will charge a duplicating fee for any requested materials.




SEC File Number:  811-8718


BOARD OF DIRECTORS

   Michael B. Orkin, Chairman
   H. Eugene Caldwell, Chairman Emeritus
   Frederick T. Blumer
   David L. Eager
   Robert H. Greenblatt
   Henry H. Porter

MANAGER

   C&O Funds Advisor, Inc.
   2050 Tower Place
   3340 Peachtree Road, NE
   Atlanta, GA  30326

TRANSFER AGENT

   Countrywide Fund Services, Inc.
   312 Walnut Street
   21st Floor
   Cincinnati, OH  45202

DISTRIBUTOR

   CW Funds Distributor, Inc.
   312 Walnut Street
   21st Floor
   Cincinnati, OH  45202

CUSTODIAN

   Bank One Ohio Trust Company, N.A.
   235 W. Schrock Road
   Westerville, OH  43081

INDEPENDENT ACCOUNTS

   Tait, Weller & Baker
   Eight Penn Center Plaza, Suite 800
   Philadelphia, PA  19103

LEGAL COUNSEL

   Kilpatrick Stockton LLP
   1100 Peachtree Street
   Suite 2800
   Atlanta, GA  30309-4530

                    STATEMENT OF ADDITIONAL INFORMATION

                              August 31, 1999

                          MARKET OPPORTUNITY FUND
                                     OF
                      THE CALDWELL & ORKIN FUNDS, INC.
                             2050 Tower Place
                          3340 Peachtree Road, NE

                           Atlanta, Georgia 30326
                        Telephone No. (404) 239-0707
                               (800) 237-7073

                              _______________


     The Caldwell & Orkin Market Opportunity Fund (the "Fund") is a portfolio of the Caldwell & Orkin Funds, Inc. ("Caldwell & Orkin"), an open-end diversified management investment company. The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation.


     This Statement of Additional Information of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 31, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing Caldwell & Orkin at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                              ________________

                    C & O FUNDS ADVISOR, INC. - MANAGER

                        TABLE OF CONTENTS



                                                                         Page

THE FUND ................................................................. 3

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS................... 3
     Investment in Small Companies ....................................... 3
     Investment in Fixed Income Securities................................ 3
     Investments in Short Sales of Securities............................. 4
     Investments in Foreign Securities ................................... 5
     Lending of Portfolio Securities...................................... 5
     Repurchase Agreements................................................ 6
INVESTMENT RESTRICTIONS .................................................. 6
MANAGEMENT OF THE FUND.................................................... 7
     Board of Directors................................................... 8
     Officers............................................................. 8
     Directors ........................................................... 9
     Management and Advisory Arrangements................................. 10
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION .......................... 11
DETERMINATION OF NET ASSET VALUE ......................................... 12
THE DISTRIBUTOR .......................................................... 12
PURCHASE OF SHARES ....................................................... 12
REDEMPTION OF SHARES ..................................................... 15
SHAREHOLDER SERVICES ..................................................... 18
     Investment Account................................................... 18
     Reinvestment of Dividends and Capital Gains Distribution............. 18

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................ 18
     Dividends and Distributions.......................................... 18
     Taxes ............................................................... 18
PERFORMANCE INFORMATION .................................................. 20
GENERAL INFORMATION  ..................................................... 22
     Description of Shares ............................................... 22
     Principal Shareholders .............................................. 22
     Independent Auditors ................................................ 23
     Custodian............................................................ 23
     Transfer, Redemption, and Dividend Disbursing Agent.................. 23
     Legal Counsel ....................................................... 23
     Distributor ......................................................... 23
     Reports to Shareholders.............................................. 23
     Additional Information .............................................. 23
     Automated Telephone Access to Fund Information ...................... 23
     Financial Statements and Independent Auditors' Report ............... 23

THE FUND

The Fund is the only series of The Caldwell & Orkin Funds, Inc. ("Caldwell & Orkin"), an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin's name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio (The "OTC Select-100 Fund"). The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund.

Caldwell & Orkin's address is: 2050 Tower Place, 3340 Peachtree Road, NE, Atlanta, Georgia 30326, and its telephone number is (404) 239-0707 or (800) 237-7073.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to "Investment Objectives and Strategies of the Fund" in the Prospectus for a discussion of the investment objectives and policies of the Fund. Set forth below is certain further information relating to the Fund generally.

INVESTMENTS IN SMALL COMPANIES. Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENT IN FIXED INCOME SECURITIES. At most times, the Fund's assets will be invested primarily in equity securities. However, money market instruments, U.S. Government securities and obligations, preferred stocks or certificates of deposit of commercial banks, and other fixed income securities may be held when a defensive position is warranted or when the Manager believes that a portfolio of fixed income securities will outperform the stock market or in order for the Fund to receive a greater return on its idle cash.

While the Fund maintains a defensive position and/or invests in cash or fixed income securities, investment income will increase and may constitute a larger portion of the return. The Fund probably will not participate in market advances or declines to the extent that it would if it was fully invested. The Fund's fixed income investments may consist of corporate bonds and notes and U.S. government obligations. The Fund will limit its investments in corporate bonds and notes to those which have been assigned one of the highest four ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc., at the time of their purchase, or unrated bonds and notes which the Manager believes to be of comparable quality. For a discussion of Standard & Poor's and Moody's ratings for corporate bonds and notes, see Appendix A to the Statement of Additional Information. Cash equivalent securities in which the Fund may invest include U.S. government obligations, U.S. government agency securities, commercial paper, bankers' acceptances, certificates of deposit, time deposits and other money market instruments. The Fund will only invest in commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's. For a discussion of these ratings, see Appendix A to Statement of Additional Information.

The Fund's investments in fixed income securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due. Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. Also, yields and market values of lower-rated securities tend to fluctuate more than highly-rated securities. The risks of greater fluctuations in yield and value occur because investors generally perceive issuers of lower rated securities to be less creditworthy. Fluctuations in market value do not affect the interest income from the securities, but are reflected in the Fund's net asset value.

INVESTMENTS IN SHORT SALES OF SECURITIES. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obliged to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates.
The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such sale, the total market value of all securities sold short would exceed 60% of the Fund's net assets. The Fund similarly will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

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On the Fund's internal books or in a segregated account at the Fund's
Custodian (or a combination of both), the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker upon completion of any short sale transactions. In determining the amount to be segregated, the securities that have been sold short by the Fund are marked to market daily. To the extent the market price of the security increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

In addition, the Fund may make short sales "against the box" i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.

INVESTMENTS IN FOREIGN SECURITIES.The Manager may invest up to 25% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies. By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments. Canadian securities are not considered by the Manager to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may experience a loss or delay in the

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recovery of securities if the institution with which its has engaged in a portfolio loan transaction breaches the agreement with the Fund. Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds. The Fund does not presently intend to lend its portfolio securities during the coming year.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.
In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Market Opportunity Fund may not:

     1. As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Market Opportunity Fund's total assets would be invested in securities of such issuer or the Market Opportunity Fund would own 10% or more of the outstanding voting securities of such issuer.

     2. Invest 25% or more of its total assets in the securities of issuers in any particular industry.

     3. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     4. Make investments for the purpose of exercising control or management.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

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
     6. Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Market Opportunity Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     7. Purchase or sell commodities or commodity contracts, including future contracts.

     8. Purchase any securities on margin, except that the Market Opportunity Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     9. Make loans to other persons; provided that the Market Opportunity Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in Government obligations, short-term commercial paper rated at least "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Service, Inc., certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

     10. Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of fund shares.

     11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Market Opportunity Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Market Opportunity Fund's total assets, taken at market value.

     12. Invest more than 5% of the Market Opportunity Fund's total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

     13. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     14. Write, purchase or sell puts, calls or combinations thereof.

Additional investment restrictions adopted by the Directors of the Market Opportunity Fund which may be changed by the Directors at their discretion, provide that the Market Opportunity Fund may not:

     15. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Market Opportunity Fund may, however, purchase or sell securities of entities which invest in such programs.

     16. Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Market Opportunity Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Market Opportunity Fund as part of a unit or attached to securities may be deemed to be without value.

     17.     Engage in arbitrage transactions.

MANAGEMENT OF THE FUND

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Reference is made to "Management of the Fund" in the Prospectus. Set forth below is further information about the Funds' management.

BOARD OF DIRECTORS

Listed below are the Directors of Caldwell & Orkin with their principal occupations during the past five years. The Directors of Caldwell & Orkin are responsible for the overall supervision of the operations of the Fund. The Directors perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "Act"), and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland. Each Director whose name is followed by an asterisk is an interested person of the Funds within the meaning of the Act.

H. EUGENE CALDWELL, DIRECTOR AND CHAIRMAN EMERITUS*

Gene Caldwell is 75 years old. He is the Chairman Emeritus of C&O Funds Advisor, Inc., has been a Director of the Fund since its inception, and was a co-founder of the Fund. Previously, Mr. Caldwell was Senior Vice President and Partner of Oppenheimer Capital Corporation from 1977-1986, and prior to that was the founder and Chairman of Montag & Caldwell. Mr. Caldwell is a Chartered Investment Counselor. Mr. Caldwell's address is P.O. Box 53216, Atlanta, Georgia 30355.

MICHAEL B. ORKIN, DIRECTOR, PRESIDENT, AND CHAIRMAN (See information below.)*

FREDERICK T. BLUMER, DIRECTOR

Mr. Blumer is 40 years old and resides in Atlanta, Georgia. He is the President of Blumer International, P.C. a law firm specializing in corporate and international law. Prior to moving to Atlanta, Mr. Blumer was a foreign legal Consultant with the Oh-Ebashi Law Office in
Osaka, Japan from 1985-1987. Before the formation of Blumer International, P. C., Mr. Blumer practiced law with the Atlanta law firm of Hurt, Richardson, Garner, Todd and Cadenhead. He serves as corporate legal counsel and advisor for both U.S. and foreign corporations. He speaks Japanese and French. Mr. Blumer's address is Overlook I, Suite 380, 2849 Paces Ferry Road, Atlanta, Georgia 30339.

DAVID L. EAGER, DIRECTOR

David Eager, who is 57 years old, has been President and Managing Director of Eager & Associates since July 1, 1984. Eager & Associates is a management and marketing consulting firm located in Louisville, Kentucky. In addition to managing the firm, Mr. Eager consults on marketing strategies and product development. Mr. Eager's address is 25 Stone Bridge, Louisville, Kentucky 40207.

ROBERT H. GREENBLATT, DIRECTOR

Robert Greenblatt, who is 38 years old, has been an officer, director and principal of Polaris Capital Management since January, 1995. Polaris Capital Management is an investment management firm specializing in tactical asset allocation. Mr. Greenblatt was formerly Vice-President of Bankers Trust Global Investment Management in New York. Mr. Greenblatt's address is Polaris Capital Management, Inc., 60 East 42nd St., Suite 2023, New York, New York 10165.

HENRY H. PORTER, JR., DIRECTOR

Henry Porter, who is 64 years old, is a private investor.   He is a
director of SEI Corporation, and is an officer and director  of several other private corporations. Mr. Porter's address is 5806 River Knolls Drive, Louisville, Kentucky 40222.

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OFFICERS

The principal executive officers of Caldwell & Orkin and their principal occupations for at least the past five years are set forth below. Unless otherwise noted, the address of each executive officer is 2050 Tower Place, 3340 Peachtree Road, Atlanta, Georgia 30326. No officer of the Fund was paid a salary or other compensation by the Fund.

H. EUGENE CALDWELL - Chairman Emeritus* - Gene Caldwell is 75 years old. He is the Chairman Emeritus of C&O Funds Advisor, Inc., has been a Director of the Fund since its inception, and was a co-founder of the Fund. Previously, Mr. Caldwell was Senior Vice President and Partner of Oppenheimer Capital Corporation from 1977-1986, and prior to that was Founder and Chairman of Montag & Caldwell. Mr. Caldwell
is a Chartered Investment Counselor.   Mr. Caldwell's address is P.O.
Box 53216, Atlanta, Georgia 30355.

MICHAEL B. ORKIN - President* - Michael Orkin is 40 years old. Mr. Orkin is the President and sole shareholder of Caldwell & Orkin, Inc. where he has been a portfolio manager since 1985. He is President, Chief Executive Officer and Chairman of the Investment Policy Committee. Prior to his current position, he was an assistant portfolio manager with Pacific Equity Management, as well as an analyst for both Oppenheimer Capital Corporation and Ned Davis Research. Mr. Orkin is a Chartered Financial Analyst and a Chartered Investment Counselor.

DANIEL K. BORDEN - Secretary* - Dan Borden is 40 years old. Mr. Borden was the Controller for Caldwell & Orkin, Inc. from July 1997 until July 1998, and has been Operations and Administrative Manager for Caldwell & Orkin, Inc. since July 1998. He is also the Secretary of Caldwell & Orkin, Inc., C&O Funds Advisor, Inc. and C&O Funds
Distributor, Inc.   Prior to his current positions, Mr. Borden was a
Senior Financial Analyst for Riverwood International from January 1995 to July 1997, and an Independent Consultant from June 1993 to January 1995.

RONALD E. BEDWELL - Treasurer* - Mr. Bedwell is 33 years old. Mr. Bedwell has been the Controller of Caldwell & Orkin, Inc. since July 1998. Mr. Bedwell is also Treasurer of Caldwell & Orkin, Inc., C&O Funds Advisor, Inc. and C&O Funds Distributor, Inc. From 1997 until 1998, Mr. Bedwell was a senior accountant at Tait, Weller & Baker in charge of the Caldwell & Orkin group. From 1996 until 1997, Mr. Bedwell was an accounting supervisor in charge of thirty-six domestic and international mutual funds for FPS Services, Inc. Prior to his work at FPS Services, Mr. Bedwell worked for PFPC, Inc. where he began as a mutual fund accountant in 1993 and later served as the investment accounting supervisor for nineteen mutual funds.

* Interested person of Caldwell & Orkin, as defined by the Investment Company Act of 1940.

DIRECTORS

The Fund pays each Director who is not affiliated with the Manager an annual fee of $7,500 per year plus $250 per meeting attended, together with such directors' actual out-of-pocket expenses relating to attendance at meetings. The $7,500 annual fee is payable in four equal quarterly installments and is paid as of the date of each quarterly Board meeting. During fiscal year 1999, all of the directors received $____________.

Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director receives shares of the Fund with a value equal to the cash compensation they would have otherwise received. For example, if a Director is to receive $2,125 per meeting attended, he receives $2,125.00 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned. Although Directors would be subject to the 2% redemption fee if they redeem within six months, there are no other restrictions as to their ability to redeem or otherwise dispose of the shares.

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Alternatively, directors who elect to receive their  compensation in cash have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to "Management of the Fund--Management Arrangement" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Securities held by the Fund may also be held by other clients of the Manager or its sole shareholder, Caldwell & Orkin, Inc. ("C&O"). Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager or C&O. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Funds or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or C&O during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The principal executive officers of the Manager are H. Eugene Caldwell
- Chairman Emeritus, Michael B. Orkin - President, Daniel K. Borden, Secretary, and Ronald E. Bedwell, Treasurer. Mr. Orkin is the sole shareholder of C&O, of which the Manager is a wholly-owned subsidiary.

MANAGEMENT FEE.

The Fund has entered into a Management Agreement with the Manager. As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

On an annual basis, the advisory fee is equal to the following for the
Fund: 0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% of average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; .50% in excess of $500 million.

Certain of the states in which the shares of the Fund may be qualified for sale impose limitations on the operating expenses of registered investment companies. The Management Agreement provides that the Manager will reimburse the Fund to the extent necessary to satisfy the most restrictive expense ratio permitted by any state in which the Fund's shares are qualified for sale. The Manager has agreed that, if no such state limitations are applicable, it will reimburse the Fund monthly to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average net assets.

For the years ended April 30, 1999, 1998 and 1997, the Fund paid
$___________, $975,437, and $369,177, respectively, to the Manager pursuant to its Management Agreement.

PAYMENT OF EXPENSES. The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager.
(The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information except to the extent paid by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares,

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
Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services.

In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the right to use the name "Caldwell & Orkin" in their name. C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated. Under those circumstances, C&O has also reserved the right to grant the right to use the name "Caldwell & Orkin" to another investment company, business or other enterprise.

DURATION AND TERMINATION. Unless earlier terminated as described above, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions. In executing such transactions, the Manager will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to the Fund and involving commission rates which are reasonable in relation to the value of the transaction.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities. The Manager will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Manager will also consider the research services which the broker or dealer has provided to the Manager relating to the security involved in the transaction and/or to other securities. Consistent with the Rules of Fair Practice of the NASD and such other policies as the Board of Directors may determine, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Under Section 28(e) of the Securities Exchange Act of 1934 and its Management Agreement with the Fund, the Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.

These research and investment information services make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund. Although such information may be a useful supplement to the Manager's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Manager in the performance of its services under the Management Agreement and will not reduce the management fees payable to the Manager by the Fund.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in

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
the securities involved except in those circumstances where better prices and execution are available elsewhere. When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.

For the years ended April 30, 1999, 1998 and 1997, the Fund paid
$____________, $928,228, and $295,564, respectively, in brokerage commissions.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of 4:00 P.M. on each day during which The New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine its net asset value once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the
Fund) in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by Caldwell & Orkin's Board of Directors. Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Caldwell & Orkin's Board of Directors.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund
Shares, the Fund's Distributor and the Fund's Distribution Agreement. Reference is made to "Purchasing Shares" and "Redeeming Your Shares" in the Prospectus.

The Fund has entered into a Distribution Agreement with CW Funds Distributor, Inc. (the "Distributor"). The Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund.

The Distribution Agreement will remain in effect from year to year but only so long as such continuance is approved at least annually by a vote of the Directors of Caldwell & Orkin or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors of Caldwell & Orkin, are not "interested persons" of Caldwell & Orkin (as defined in the Investment Company Act). In addition, either party may terminate the Agreement upon 60 days written notice and they terminate automatically if "assigned" (as defined in the Investment Company Act). The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described under "Management of the Fund - Management Arrangement."

PURCHASE OF SHARES

The Distributor is also the principal underwriter of the Fund's shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the NASD that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm's clients) and the account satisfies any applicable minimum purchase requirements below. See "Eligible Purchases of Fund Shares" NASD firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at their next determined net asset value after receipt of the application form by the Distributor and receipt by the Fund's Custodian of the investment. Dealers other than the Distributor have the responsibility for promptly transferring an investor's application and investment to the Fund and the Fund's Custodian. Orders for the purchase of Fund shares placed through a dealer are executed at their next determined net asset value after receipt by the dealer.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

ELIGIBLE PURCHASES OF FUND SHARES. The Fund has been generally closed to new investment the close of business on August 27, 1998. However, shareholders who are invested in the Fund directly through the Distributor ("Direct Shareholders") may (a) purchase additional shares of the Fund for their accounts, subject to a minimum additional investment of $100, (b) reinvest dividends and capital gains in their accounts, and (c) purchase Fund shares in another account under the same social security number subject to the minimum investment that was required when the Direct Shareholder's initial account was opened. Additionally, the spouse and children of Direct Shareholders who share a common address with such Direct Shareholder may purchase Fund shares directly through the Distributor, subject to the minimum investment that was required when the Direct Shareholder's initial account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an Individual Retirement Account ("IRA"), other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. Notwithstanding the foregoing, persons who requested a Fund Prospectus on or between June 10, 1998, and August 27, 1998, (as indicated on the records of the Fund's Distributor) may open a new account directly with the Fund on or before September 30, 1998, subject to a minimum initial purchase of $100,000 for a Regular Account or $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. The subsequent minimum purchase for these accounts is $100.

Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund's Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. are not subject to any minimum initial investment requirement and may open new accounts directly with the Fund regardless of whether they are current shareholders.

The Fund is closed to both new and additional investment through Omnibus accounts (which includes discount brokerage accounts). However, shareholders of the Fund invested through Omnibus accounts, Financial Advisors that invest their client's assets in the Fund through Omnibus accounts and qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may reinvest dividends and capital gains using existing Omnibus accounts. In addition, Caldwell & Orkin, Inc. may invest assets of its current and future clients in the Fund through Omnibus accounts. Shareholders invested through Omnibus accounts may also open a direct account with the Fund.

Notwithstanding the foregoing restrictions, minimum purchase requirements and exceptions set forth above, the Fund may determine, in its sole discretion, to accept or reject any request to purchase shares of the Fund.

PURCHASING BY MAIL. Complete and sign your application, make a check payable to the CALDWELL & ORKIN MARKET OPPORTUNITY FUND and mail to:

             Caldwell & Orkin Market Opportunity Fund
               c/o Countrywide Fund Services, Inc.
                         P.O. Box 5354
                   Cincinnati, Ohio 45201-5354

FOR OVERNIGHT DELIVERY:

             Caldwell & Orkin Market Opportunity Fund
               c/o Countrywide Fund Services, Inc.
                  312 Walnut Street, 21st Floor
                     Cincinnati, Ohio  45202
                          (513) 629-2000

PURCHASING BY WIRE. Investors may purchase shares of the Fund by transmitting Federal Funds by bank wire to Countrywide Fund Services, Inc. (the "Transfer Agent"). Federal Funds should be wired as follows:

           Fifth Third Bank Cincinnati ABA #042000314
            For Caldwell & Orkin FFC Acct. #713-76953
               To: (Shareholder Name and Account #)

The funds received by the Transfer Agent will be forwarded to the Fund's Custodian. The Fund will not be responsible for delays in the wiring system. To purchase shares by wiring funds, payments should be wired to Countrywide Fund Services, Inc. Instructions for new accounts should include the name, address and social security number or taxpayer identification number of each person in whose name the shares are to be registered and the name of the Fund. The required application should be forwarded to the Transfer Agent. Please note that your bank may impose a charge for providing wire transfer services.

AUTOMATIC INVESTMENT PLAN. An Automatic Investment Plan is available for eligible purchases of Fund Shares by shareholders of the Fund who wish to automatically invest a specific amount of money on a regular basis after satisfying the initial purchase requirements. A shareholder may authorize the Transfer Agent to automatically debit
his or her bank account on a monthly basis.   Debits must be made in
amounts of $100 or more and may be made once per month on the 15th or last business day of the month. If the 15th falls on a weekend or holiday, the account will be debited on the previous business day. Shareholders may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account application. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Requests to participate in the Automatic Investment Plan may be made by calling the Fund at (800) 467-7903.

PURCHASE BY EXCHANGE OF SECURITIES. The Board of Directors of Caldwell & Orkin has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Manager to be purchased by the Fund. This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund. The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions.

For the same reason, the transaction may also be beneficial to investors. Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Manager. Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Manager. The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale. The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value. Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. (See the "Fund Determination of Net Asset Value.") If you wish to acquire the Fund's shares in exchange for securities you should contact at the address or telephone number shown on the cover page of the Prospectus. The Board of Directors of Caldwell & Orkin reserves the right to terminate this privilege at any time.

REDEMPTION OF SHARES

GENERAL. Shareholders may request redemption of their shares at any time by mail or telephone as provided below. In order to discourage short-term trading, shareholders will be charged a 2% redemption fee upon the redemption of Fund shares where the redemption occurs within a six-month period following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager. No redemption fee will be charged upon the redemption of shares through Omnibus accounts of member firms of the NASD. Furthermore, no redemption fee will be charged upon the redemption of fund shares acquired through
reinvestment of dividends or distributions.   The redemption fee will
be imposed on shares purchased on or after October 1, 1997. In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed. This redemption fee may be waived, modified or discontinued at any time or from time to time.

Payment will ordinarily be by check and mailed within three (3) business days of receipt of the proper notice of redemption, either by mail or telephone. Payment may also be wired to the shareholder's account if the procedures set forth below are satisfied. However, wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value.

REDEMPTION BY MAIL. Shareholders may redeem shares of the Fund by submitting a written notice to the Transfer Agent. The written notice must include signatures of all record owners. If proceeds are to be sent to an address other than the address of record, wired, or sent to another party, the signatures must be guaranteed by a national bank, a bank that is a member of the Federal Reserve System, or a member firm of any national or regional securities exchange. Signature guarantees cannot be provided by a notary public. Certificates representing Fund shares being redeemed must be submitted with the redemption request for it to be honored.

Shareholders may also request to have the proceeds wired to a predesignated bank account. You must include with the written request the bank name, account number, and wiring instructions. The signatures must be guaranteed. The Fund may hold payment on the redemption of shares of the Fund until the check used to purchase the shares has been cleared for payment by the shareholder's bank. This process may take up to fifteen (15) days from the purchase date. If you opened an account by wire, you cannot redeem shares until your completed application is received.

REDEMPTION BY TELEPHONE. Shareholders who have elected to establish telephone redemption privileges (see Account Application) may redeem shares by calling Countrywide Fund Services, Inc. (the "Transfer Agent") at (800) 467-7903 by 4:00 p.m. eastern time on any day the New York Stock Exchange is open for business.

If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Telephone redemption proceeds may be wired only if wiring instructions are provided on the initial Regular Account Application, on a Telephone Redemption Privileges form, or if wiring instructions are provided, signature guaranteed, at any other time.

Shareholders should be aware that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. Should redeeming shareholders be unable to implement a telephone redemption during such periods, or for any other reason, they may give appropriate notice of redemption by mail. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent's records of telephone redemption are binding. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. By utilizing telephone redemption privileges, the shareholder has agreed that neither the transfer agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable.

Telephone redemption is not available for shares held in IRA accounts or if proceeds are to be sent to an address other than the address of record. Furthermore, if any shares being redeemed are represented by certificates, telephone redemption is not available. The Fund may modify or terminate its telephone redemption services at any time upon thirty (30) days' written notice to shareholders.

Shares may also be redeemed through member firms of the National Association of Securities Dealers, Inc. who may charge a reasonable transaction fee. Member firms of the NASD may telephone Countrywide Fund Services, Inc. at (800) 467-7903 and place redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

The Board of Directors may determine, in the event that it would be detrimental to the remaining shareholders of the Fund to make payments in cash, that the Fund pay the redemption price by a distribution of readily marketable securities. For further details see "Redemption of Shares" in the Statement of Additional Information.

Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, the Fund reserves the right to liquidate your account if, as a result of redemptions or transfers (but not required IRA distributions), your account's balance falls below the minimum investment that was required when your account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.

In such a case, the Fund will notify you that you have sixty (60) days to make an additional investment to bring the account balance up to at least the minimum level of investment that was required when the account was opened. If your account is not increased to the required level at the end of this sixty-day cure period then the Fund may, at its discretion, liquidate the account.

In order to reduce the cost of account turnover to shareholders, a redemption fee of 2% of the value of the shares to be redeemed will be imposed on accounts of shareholders who have held their shares for less than six months. These fees will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager.

TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES FIRMS

The following purchase and redemption telephone procedures have been established by the Fund for investors who purchased Fund shares through member firms of the NASD who have accounts with the Fund for
the benefit of their clients.   Such NASD members will be responsible
for crediting the investor's account at the NASD member with the amount of purchase or redemption.

NASD member firms may charge a reasonable transaction fee for providing this service. Such fees are established by each NASD member acting independently from the Fund and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor. Member firms of the NASD may telephone Countrywide Fund Services, Inc. at (800) 467-7903 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

PURCHASES BY TELEPHONE. If the Fund reopens to investment through broker-dealers, shares shall be purchased at the next determined net asset value. Payment for shares purchased through an NASD member firm must be received from the NASD member firm by the Fund's Custodian by wire no later than the third business day following the purchase order. If payment for any purchase order in not received on or before the third business day, the order is subject to cancellation by the Fund, and the NASD member firm's account with the Fund will immediately be charged for any loss.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Determination of Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Manager. See "Redemption of Shares" in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT. Each shareholder who purchases shares directly from the Distributor has an Investment Account and will receive statements from the Fund's Transfer Agent quarterly and after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION. Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION. The Fund's current net asset value (NAV) is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903. Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net realized long- and short- term capital gains, if any, to its shareholders at least annually after the close of the Fund's fiscal year. See "Shareholder Services-Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

TAXES. The Fund intends to elect to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders.

Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income. Distributions made from the Fund's net realized long- term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares. Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. Any capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained.

Upon redemption of Fund shares held by a non-tax-exempt investor, such investor, generally, will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed. If the redemption by the Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed. With respect to individual investors, any such capital gain generally will constitute a short-term capital gain subject to ordinary income tax rates if the redeemed Fund shares were held for twelve months or less and a long-term capital gain subject to a 20% maximum federal income tax rate if the redeemed Fund shares were held for more than twelve months.

Capital loss arising from redemption of Fund shares will be treated as short-term capital loss if the redeemed Fund shares were held for twelve months or less and long-term capital loss if the redeemed Fund
shares were held for more than twelve months.   If, however, Fund
shares were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to the Fund's shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

Under certain provisions of the Code, some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to such Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he is not otherwise subject to back-up withholding.

Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30%
United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 and will be taxable to shareholders as if received on December 31.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.
The Code and these Treasury regulations are subject to change by legislative or administrative action.

Dividends and capital gains distributions may also be subject to state and local taxes.

The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of the Fund might have.

Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE INFORMATION

As stated in the Prospectus, from time to time the Fund may provide its total return in advertisements, sales literature or reports, and other communications to shareholders and Financial Advisors. The Fund's total return is calculated based on the Fund's change in net asset value per share between the beginning and end of the period shown and assumes reinvestment of the Fund's dividend and capital gains distributions during the period.

Total return figures will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               P(1+T)n = ERV

            Where P = a hypothetical initial payment of $10,000
                 T = average annual total return
                      N = number of years
      ERV = Ending Redeemable Value of  hypothetical $10,000 payment at the beginning of the 1, 5, 10 years (or other) periods at end of the 1, 5, or 10 (or other periods (or fractional thereof));

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates, dividends declared and the expenses of the Fund.

The following table provides the average annual rates of return for the Caldwell & Orkin Market Opportunity Fund from its inception through April 30, 1999. These rates of return are net of all expenses and assume all dividends and distributions by the Market Opportunity Fund have been reinvested on the reinvestment dates during each period. In addition, all recurring fees charged to all shareholder accounts are included.

1 Year  (May 1, 1998-April 30, 1999)    19.43%

3 Years (May 1, 1996-April 30, 1999)    22.79%

5 Years (May 1, 1994-April 30, 1999)    18.98%

8.1 Years (since inception)
    (March 11, 1991 - April 30, 1999)   17.10%


   Based on the rates of return listed above, you could have expected the following redeemable values on a $10,000 investment assuming reinvestment of all dividends and capital gains and redemption at the end of each time period:

                                           Value                Return
1 Year  (May 1, 1998-April 30, 1999)      $11,943               $1,943
3 Years (May 1, 1996-April 30, 1999)      $18,512               $8,512

                                  20

5 Years (May 1, 1994-April 30, 1999)      $23,842              $13,842
8.1 Years (since inception)
 (March 11, 1991 - April 30, 1999)        $36,231              $26,231

Effective August 24, 1992, the Market Opportunity Fund changed investment objectives to capital growth and capital preservation through active investment selection and allocation. Prior to that time, the Fund's objective was to obtain, in a passive way, a long-term total return (capital growth plus income) reflecting the performance of the 100 largest industrial common stocks listed on the NASDAQ National Market System by investing, with limited exceptions, in those 100 stocks.

The following table provides the average annual rates of return for the Market Opportunity Fund from August 24, 1992, the date on which the Market Opportunity Fund changed its investment objectives and policies, through April 30, 1998. These rates of return are net of all expenses and assume all dividends and distributions by the Market Opportunity Fund have been reinvested on the reinvestment dates during each period. In addition, all recurring fees charged to all shareholder accounts are included.

      1 Year  (May 1, 1998-April 30, 1999)                            19.43%
      3 Years (May 1, 1996-April 30, 1999)                            22.79%
      5 Years (May 1, 1994-April 30, 1999)                            18.98%
      6.7 Years (Since Commencement of Hedged Management Style)
              (August 24, 1992-April 30, 1999)                        19.88%


Based on the rates of return listed above, you could have expected the following redeemable values on a $10,000 investment assuming reinvestment of all dividends and capital gains and redemption at the end of each time period:


                                                                             Value                  Return
      1 Year  (May 1, 1998-April 30, 1999)                                   11,943                  1,943
      3 Years (May 1, 1996-April 30, 1999)                                   18,512                  8,512
      5 Years (May 1, 1994-April 30, 1999)                                  $23,842                 13,842
      6.7 Years (Since Commencement of Hedged Management Style)
              (August 24, 1992-April 30, 1999)                              $33,630                $23,630

There may be a time when the Fund advertises its "yield." Yield figures are based on historical earnings and, like the rate of return, are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a thirty-day (or one month) period (which period will be stated in the advertisement). The yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities Exchange Commission. The Fund may also advertise in terms of sales literature an "actual distribution" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Fund's yield will only be advertised when accompanied by the Fund's total return.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

GENERAL INFORMATION

DESCRIPTION OF SHARES. Caldwell & Orkin Funds, Inc. was incorporated under Maryland law on August 15, 1989. It has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of Market Opportunity Fund common stock. The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Act. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses. Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. In addition, Shareholders have the right to remove Directors. The Funds do not intend to hold meetings of shareholders in any year in which the Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS. A Director or Officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

PRINCIPAL SHAREHOLDERS. As of July 31, 1999, the following entities were known by the Market Opportunity Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Market Opportunity Fund:

Name and Address of
Beneficial Owner                     Number of Shares     Percent of
Class
Charles Schwab & Co., Inc.
Special Custody A/C FBO Customers
                                     ___________           _________%
101 Montgomery Street
San Francisco, California  94104
Donaldson, Lufkin and Jenrette
Secs Corp.
Attn:  Mutual Funds                  ___________           _________%
P.O. Box  2052
Jersey City, NJ  07303

As of July 31, 1999, the Officers and Directors of Caldwell & Orkin and the Manager, as a group, own _____% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS. Tait, Weller & Baker has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

CUSTODIAN. Bank One Ohio Trust Co., N.A., the principal address of which is 235 W. Schrock Road, Westerville, Ohio 43081 acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT. Countrywide Fund Services, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio
45202, acts as the Fund's Transfer, Redemption  and Dividend
Disbursing Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL. Kilpatrick Stockton LLP has been selected as counsel for the Fund. Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares.Kilpatrick Stockton LLP also represents the Manager and the Distributor and will pass on legal matters for them in connection with the offering of the Fund's shares.

DISTRIBUTOR.  CW Funds Distributor, Inc., 312 Walnut Street, 21st
Floor, Cincinnati, Ohio 45202, is the Fund's Distributor.The
Distributor is primarily responsible for the distribution of Fund shares.

REPORTS TO SHAREHOLDERS.The fiscal year of the Fund ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.The Prospectus and this Statement of
Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION.The Fund's current net asset value (NAV) is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS' REPORT. The financial statements of the Market Opportunity Fund for the fiscal year ended April 30, 1999 were audited by Tait, Weller &Baker, the Fund's independent accountants, and are incorporated by reference from the Market Opportunity Fund's 1999 Annual Report to Shareholders. A copy of such report accompanies this Statement of Additional Information.Additional copies are available, without charge, by calling the Fund.

                            APPENDIX A

              Ratings of Corporate Debt Obligations

The characteristics of debt obligations rated by Moody's are generally as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


THE CHARACTERISTICS OF DEBT OBLIGATIONS RATED BY STANDARD & POOR'S ARE
                      GENERALLY AS FOLLOWS:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation among obligations rated lower than BBB and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - This rating is reserved for income bonds on which no interest is being paid.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                           RATINGS OF COMMERCIAL PAPER

The Funds' purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime- 1 or
Prime-2 by Moody's.

Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances made for unusual circumstances.

Typically, the issuer's industry is well-established and the issuer has a strong position within the industry. Relative strength or weakness of the above factors determines whether an insurer's commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

Commercial paper rated Prime-1 or Prime-2 by Moody's is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.


A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

Additional Information on Financial Statements

FINANCIAL STATEMENTS OF THE MARKET OPPORTUNITY FUND
INCORPORATED BY REFERENCE IN PART B:

Annual Report to Shareholders for year ended
April 30, 1999:

Independent Accountants' Report

  Schedule of Investments
  Statement of Assets and Liabilities
  Statement of Operations
  Statements of Changes in Net Assets
  Financial Highlights
  Notes to Financial Statements

                    PART C.  OTHER INFORMATION

Item 23.  Exhibits:

    Exhibit
    Number
    -------

   A.    Amended and Restated Articles of Incorporation of
         Registrant.****

   A.1.  Articles of Amendment ********

   B.    By-Laws of Registrant.**

   C.    None.

   D. Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992.*****

   E. Form of Distribution Agreement between Registrant and CW Funds Distributor, Inc. dated _____________, 1999. ********

   F.    None.

   G.1. Custodian Agreement between and Bank One Trust Company , N.A. dated September 5, 1990.***

   G.2. First Amendment to Custodian Agreement between Registrant and Bank One Trust Company, N.A.*****

   G.3. Agreement for Prime Brokerage Clearance Services between PaineWebber Incorporated and Caldwell & Orkin, Inc. dated March 28, 1995.

   G.4. Agreement for Prime Brokerage Clearance Services between Furman Selz LLC and Caldwell & Orkin, Inc., dated March 22, 1996.

   G.5.  Prime Brokerage Services Agreement between PaineWebber
         Incorporated and Caldwell & Orkin, Inc., dated April 9, 1998.

   G.6. Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998.

   H.1. Transfer Agency Agreement between Registrant and MGF Services Corp. (aka Countrywide Fund Services, Inc.) dated March 3, 1995.*****

   H.2. Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992.****

   H.3.  Distribution Plan of Market Opportunity Fund of the
         Registrant.*

   H.4.  Form of Distribution Plan Sub-Agreement.*

   H.5.  Schedule for Computation of performance quotation.*****

   H.6 Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment).******

   I.    Opinion and consent of counsel, as to legality of shares.*****

   J.    Consent of Tait, Weller & Baker

   K.    None.

   L. Agreement concerning initial capital of Registrant (Market Opportunity Fund).*

   M.    None.

   N.    None.

   O.    None.


______________


* Previously filed on May 30, 1990 in connection with Registrant's initial Registration Statement on Form N-1A.

** Previously filed on August 8, 1990 in connection with Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A.

*** Previously filed on December 24, 1990 in connection with Registrant's Pre-Effective Amendment No. 2 to its Registration
Statement on Form N-1A.

**** Previously filed on June 25, 1992 in connection with Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A.

***** Previously filed on August 21, 1992 in connection with Registrant's Post-Effective Amendment No. 3 to its Registration
Statement on Form N-1A.

****** Previously filed on August 29, 1994 in connection with Registrant's Post-Effective Amendment No. 6 to its Registration
Statement on Form N-1A.

******* Previously filed on June 30, 1995 in connection with Registrant's Post-Effective Amendment No. 7 to its Registration
Statement on Form N-1A.

******* Previously filed on August 25, 1996 in connection with Registrant's Post-Effective Amendment No. 8 to its Registration
Statement on Form N-1A.

******** To be filed by amendment.


Item 24.  Persons Controlled by or under Common Control with Registrant.

C & O Funds Advisor, Inc., the Funds' Manager which is a Georgia corporation, is a wholly-owned subsidiary of, and may be deemed to be controlled by, Caldwell & Orkin, Inc.

Item 25.  Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of Registrant's Charter filed as Exhibit 1, Article VII of Registrant's By-Laws filed as Exhibit 2, and the Distribution
Agreement filed as Exhibit 6 provide, or will provide, for indemnification.

Registrant's Articles of Incorporation (Article VI) provide that
Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of officers and directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or
(2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct. Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418.
The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 9 of the Distribution Agreement filed as Exhibit 6 to this Registration Statement. Section 9 of the Distribution Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify, defend and hold harmless the Underwriter, its officers and directors and any person who controls the Underwriter within the meaning of the Securities Act of 1933 from and against any and all claims, demands, liabilities and expenses which they may incur under the Federal securities laws, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any related Prospectus and/or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Reference is also made to Article IV of the Management Agreement filed as Exhibit 5 to this Registration Statement. Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful. The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section. Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.


Item 26.  Business and Other Connections of Investment Adviser

          None.

Item 27.  Principal Underwriters.

a.   None.

b. Set forth below is information concerning each director and officer of the Distributor. The principal business address of the Distributor and each such person is 312 Walnut, 21st Floor, Cincinnati, Ohio 45202 (513) 629-2000.


            (1)                   (2)                     (3)
                          Position and Offices   Positions and Offices
          Name              with Underwriter        with Registrant
          ----            --------------------   ---------------------
      _______________          Director                 None
      _______________          President                None
      _______________          Secretary                None
      _______________          Treasurer                None



Item 28.  Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 2050 Tower Place, 3340 Peachtree Road, Atlanta, Georgia, 30326, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, Bank One Ohio Trust Company, N.A., 235 W. Schrock Road, Westerville, Ohio 43081, and Transfer Agent, Countrywide Fund Services, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 29.  Management Services.

None.

Item 30.  Undertakings.

The Registrant undertakes that, whenever ten or more stockholders of record who have been such for at least six months, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, apply in writing to the Registrant stating their intent to obtain signatures to request a meeting for the purpose of removing any or all of Registrant's Directors, the Registrant will either afford to the stockholders making such application access to a list of the names and addresses of all stockholders as recorded on the books of the Registrant or inform the stockholders making the application as to the appropriate number of stockholders of record, and the approximate cost of mailing to them any proposed solicitation material and will, upon receipt of the solicitation material and the reasonable expenses of mailing, mail such material to all stockholders of record at their addresses as recorded on the books of the Registrant, unless the Registrant's Directors find, in their opinion, that the materials contain material untrue statements of fact or omit to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, and State of Georgia, on the 29th day of June, 1999.


                    THE CALDWELL & ORKIN FUNDS, INC.
                    (Registrant)


                    By: /s/   Michael B. Orkin
                       Michael B. Orkin
                       President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                            Title                                Date

/s/ H. Eugene Caldwell*              Chairman, Emeritus of the Board of   June 29, 1999
    H. Eugene Caldwell                   Directors

/s/ Michael B. Orkin                 Chairman, Director and President     June 29, 1999
    Michael B. Orkin

/s/ David L. Eager*                  Director                             June 29, 1999
    David L. Eager

/s/ Robert H. Greenblatt*            Director                             June 29, 1999
    Robert H. Greenblatt

/s/ Henry H. Porter, Jr.*            Director                             June 29, 1999
    Henry H. Porter, Jr.

/s/ Frederick T. Blumer*             Director                             June 29, 1999
    Frederick T. Blumer

/s/ Ronald E. Bedwell                Treasurer                            June 29, 1999
    Ronald E. Bedwell

By:  /s/ Michael B. Orkin          * Attorney-in-Fact                     June 29, 1999
         Michael B. Orkin

* Executed by Michael B. Orkin as Attorney-in-Fact

                            INDEX TO EXHIBITS

    Exhibit
    Number
    -------

   A.    Amended and Restated Articles of Incorporation of
         Registrant.****

   A.1.  Articles of Amendment ********

   B.    By-Laws of Registrant.**

   C.    None.

   D. Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992.*****

   E. Form of Distribution Agreement between Registrant and CW Funds Distributor, Inc. dated _____________, 1999. ********

   F.    None.

   G.1. Custodian Agreement between and Bank One Trust Company , N.A. dated September 5, 1990.***

   G.2. First Amendment to Custodian Agreement between Registrant and Bank One Trust Company, N.A.*****

   G.3. Agreement for Prime Brokerage Clearance Services between PaineWebber Incorporated and Caldwell & Orkin, Inc. dated March 28, 1995.

   G.4. Agreement for Prime Brokerage Clearance Services between Furman Selz LLC and Caldwell & Orkin, Inc., dated March 22, 1996.

   G.5.  Prime Brokerage Services Agreement between PaineWebber
         Incorporated and Caldwell & Orkin, Inc., dated April 9, 1998.

   G.6. Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998.

   H.1. Transfer Agency Agreement between Registrant and MGF Services Corp. (aka Countrywide Fund Services, Inc.) dated March 3, 1995.*****

   H.2. Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992.****

   H.3.  Distribution Plan of Market Opportunity Fund of the
         Registrant.*

   H.4.  Form of Distribution Plan Sub-Agreement.*

   H.5.  Schedule for Computation of performance quotation.*****

   H.6 Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment).******

   I.    Opinion and consent of counsel, as to legality of shares.*****

   J.    Consent of Tait, Weller & Baker

   K.    None.

   L. Agreement concerning initial capital of Registrant (Market Opportunity Fund).*

   M.    None.

   N.    None.

   O.    None.


______________


* Previously filed on May 30, 1990 in connection with Registrant's initial Registration Statement on Form N-1A.

** Previously filed on August 8, 1990 in connection with Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A.

*** Previously filed on December 24, 1990 in connection with Registrant's Pre-Effective Amendment No. 2 to its Registration
Statement on Form N-1A.

**** Previously filed on June 25, 1992 in connection with Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A.

***** Previously filed on August 21, 1992 in connection with Registrant's Post-Effective Amendment No. 3 to its Registration
Statement on Form N-1A.

****** Previously filed on August 29, 1994 in connection with Registrant's Post-Effective Amendment No. 6 to its Registration
Statement on Form N-1A.

******* Previously filed on June 30, 1995 in connection with Registrant's Post-Effective Amendment No. 7 to its Registration
Statement on Form N-1A.

******* Previously filed on August 25, 1996 in connection with Registrant's Post-Effective Amendment No. 8 to its Registration
Statement on Form N-1A.

******** To be filed by Amendment.